Exhibit 32.1

                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350
                          AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Thomasville Bancshares, Inc. (the "Company") on Form 10-QSB for the three months ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Stephen H. Cheney, principal executive, financial and accounting officer of the Company, does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Stephen H. Cheney
-------------------------------------
Stephen H. Cheney
President and Chief Executive Officer

November 15, 2004
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Date